90757-P2 12/22

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED DECEMBER 6, 2022

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED JANUARY 28, 2022, OF

CLEARBRIDGE INTERNATIONAL SMALL CAP FUND (THE “FUND”)

1a.

Effective December 31, 2022, the table in the section titled “Management – Portfolio managers” in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Portfolio manager	Title	Portfolio manager of the fund since
Sean M. Bogda, CFA	Managing Director and Portfolio Manager of ClearBridge	2010

Grace Su	Managing Director and Portfolio Manager of ClearBridge	2017

1b.	Effective December 31, 2022, the table in the section titled “More on fund management – Portfolio managers” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Sean M. Bogda, CFA	Mr. Bogda is a Managing Director and Portfolio Manager on the International and Global Value Equity team of ClearBridge. He is responsible for covering the energy, industrials and consumer discretionary sectors. Prior to April 2013, he was a managing director and a portfolio manager at ClearBridge Global Currents Investment Management LLC (“CBGC”). Mr. Bogda was previously with Brandywine Global Investment Management (“Brandywine”) as a global equity portfolio manager (1993-2008). He has 29 years of investment industry experience. Mr. Bogda earned a B.S. in Finance from the University of Colorado, graduating cum laude.	2010

Grace Su	Ms. Su is a Managing Director and Portfolio Manager on the International and Global Value Equity team of ClearBridge. Prior to 2017, she worked as a research analyst of ClearBridge. She joined Brandywine in 2005 as a Research Analyst. Ms. Su previously worked as an Equity Research Analyst at Bear Stearns & Co. and as a Business Analyst at Mitchell Madison Group. She has 21 years of investment industry experience. Ms. Su earned an M.B.A. in Finance from the Wharton School at the University of Pennsylvania and a B.S. in Business Administration from the Haas School of Business, University of California, Berkeley.	2017

2a.

Effective December 31, 2022, the table related to the Fund in the section of the Fund’s SAI titled “Investment Management and Service Provider Information – Portfolio Managers – Other Accounts Managed by the Portfolio Managers” is deleted in its entirety and replaced with the following:

Information is provided as of September 30, 2021.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance Based (Billions) ($)
International Small Cap Fund
Sean M. Bogda	Registered investment companies	3	0.35	0	0
	Other pooled investment vehicles	2	0.02	0	0
	Other accounts	3,871	1.38	2	0.18

Grace Su	Registered investment companies	3	0.35	0	0
	Other pooled investment vehicles	2	0.02	0	0
	Other accounts	3,871	1.38	2	0.18

2b.

Effective December 31, 2022, the table related to the Fund in the section of the Fund’s SAI titled “Investment Management and Service Provider Information – Portfolio Managers – Portfolio Manager Securities Ownership” is deleted in its entirety and replaced with the following:

Information is provided as of September 30, 2021.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Sean M. Bogda*	50,001-100,000
Grace Su	10,001-50,000

*	As of September 30, 2021, Mr. Bogda held $50,001-100,000 in the International Small Cap Opportunity Fund, a portfolio of ClearBridge Investment Trust, a Delaware statutory trust, which is an unregistered fund with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the International Small Cap Fund.

Please retain this supplement for future reference.

2